EXHIBIT 1

                             JOINT FILING AGREEMENT

This Joint Filing Agreement (this "Agreement") is entered into by and among Pacificor, LLC, Pacificor Insurance Fund, Pacificor Offshore Fund Ltd, Pacificor Fund LP, Pacificor Fund II LP and the Michael Klein Administrative Trust (each a "Reporting Person" and collectively, the "Reporting Persons"). Each Reporting Person hereby agrees that the Schedule 13D to which this Agreement is attached as an exhibit, which is to be filed with the Securities and Exchange Commission, is to be filed on behalf of each such Reporting Person.

This Agreement may be executed in multiple counterparts, each of which shall constitute an original.

IN WITNESS HEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf this 7th day of July, 2008.

                                Pacificor, LLC

                                By:  /s/ Andrew B. Mitchell
                                     -------------------------------------------
                                     Name:   Andrew B. Mitchell
                                     Title:  CEO and Chief Investment Officer


                                Pacificor Insurance Fund

                                By:  Pacificor LLC, its general partner

                                By:  /s/ Andrew B. Mitchell
                                     -------------------------------------------
                                     Name:   Andrew B. Mitchell
                                     Title:  CEO and Chief Investment Officer


                                Pacificor Fund LP

                                By:  Pacificor LLC, its general partner

                                By:  /s/
                                     -------------------------------------------
                                     Name:   Andrew B. Mitchell
                                     Title:  CEO and Chief Investment Officer


                                Pacificor Fund II LP

                                By:  Pacificor LLC, its general partner

                                By:  /s/ Andrew B. Mitchell
                                     -------------------------------------------
                                     Name:   Andrew B. Mitchell
                                     Title:  CEO and Chief Investment Officer


                                Pacificor Offshore Fund Ltd.

                                By:  Pacificor LLC, it's attorney-in-fact

                                By:  /s/ Andrew B. Mitchell
                                     -------------------------------------------
                                     Name:   Andrew B. Mitchell
                                     Title:  CEO and Chief Investment Officer


                                Michael Klein Administrative Trust


                                By:  /s/ Robert Klein
                                     -------------------------------------------
                                     Name:   Robert Klein
                                     Title:  Trustee